UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 15, 2012
__________

OSL Holdings Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-32658 (COMMISSION FILE NUMBER)	98-0441032 (I.R.S. EMPLOYER IDENTIFICATION NO.)

60 Dutch Hill Road, Suite 15 Orangeburg, NY 10962 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

212-419-4900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On August 15, 2012, OSL Holdings Inc. (the “Company”) released a Letter to Shareholders by its President, Bob Rothenberg, detailing the Company’s progress, proprietary technologies development and future growth drivers,  a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Letter to Shareholders dated August 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012

OSL HOLDINGS INC.

By:	/s/ Eric Kotch
Name:	Eric Kotch
Title:	Chief Financial Officer